Pension and other post-retirement benefits (Tables)	6 Months Ended
Jun. 30, 2015
Components of total pension costs
Components of total benefit costs
in	2Q15	1Q15	2Q14	6M15	6M14
Total benefit costs (CHF million)
Service costs on benefit obligation	80	79	69	159	138
Interest costs on benefit obligation	81	80	120	161	240
Expected return on plan assets	(196)	(195)	(181)	(391)	(362)
Amortization of recognized prior service cost/(credit)	(28)	(27)	(22)	(55)	(44)
Amortization of recognized actuarial losses	110	111	50	221	100
Net periodic benefit costs	47	48	36	95	72
Settlement losses/(gains)	0	1	0	1	0
Curtailment losses/(gains)	(1)	(1)	(7)	(2)	(10)
Special termination benefits	3	1	4	4	7
Total benefit costs	49	49	33	98	69